UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 1, 2009
REGENCY ENERGY PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware	000-51757	16-1731691
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
2001 Bryan Street, Suite 3700
Dallas, Texas 75201
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 750-1771
Not Applicable.
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events
This report provides combined pro forma financial information of Regency Energy Partners LP (the “Partnership”) to reflect the Partnership’s contribution of Regency Intrastate Gas LP to RIGS Haynesville Partnership Co. This information updates the information previously filed on Forms 8-K filed on March 18, 2009, and May 14, 2009.
ITEM 9.01. Financial Statements and Exhibits
     (b) Pro Forma Financial Information.
     The following information is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:
     (1) Unaudited Pro Forma Condensed Consolidated Income Statement for the nine months ended September 30, 2009.
     (d) Exhibits.

Exhibit
No.	Description of Exhibit
99.1	Unaudited Pro forma condensed consolidated income statement.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REGENCY ENERGY PARTNERS LP

	By:	Regency GP LP, its general partner
	By:	Regency GP LLC, its general partner

Date: December 1, 2009	By:	/s/ Lawrence B. Connors

Lawrence B. Connors
Senior Vice President and Chief Accounting Officer